PROXY STATEMENT
       PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                       [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

      |_|   Preliminary Proxy Statement

      |X|   Definitive Proxy Statement

      |_|   Definitive Additional Materials

      |_|   Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           PINNACLE GLOBAL GROUP, INC.
                (Name of Registrant as specified in its Charter)


                           PINNACLE GLOBAL GROUP, INC.
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which the transaction applies: NOT APPLICABLE
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                  applies: NOT APPLICABLE
            (3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11: NOT APPLICABLE
            (4) Proposed maximum aggregate value of the transaction: NOT APPLICABLE

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

            (1)   Amount previously paid: NOT APPLICABLE
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                  APPLICABLE
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


                5599 San Felipe, Suite 555, Houston, Texas 77056 -- 713-993-4610

[PINNACLE GLOBAL GROUP, INC. LOGO]


ROBERT E. GARRISON II
President and
Chief Executive Officer

                                                April 29, 1999


Dear Shareholder,

      On behalf of our entire Board of Directors, I cordially invite you to attend the Company's annual meeting of shareholders on Thursday, June 3, 1999. At the meeting, we will review our performance for 1998 and our expectations for the future.

      A notice of the meeting and proxy statement follow. You will also find enclosed your proxy voting card and the 1998 Annual Report. Your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

      I look forward to seeing you on June 3rd and addressing your questions and comments.


                                                Sincerely,

                                                Robert E. Garrison II

              5599 San Felipe, Suite 555, Houston, Texas 77056 -- 713-993-4610


[PINNACLE GLOBAL GROUP, INC. LOGO]

                                                April 29, 1999


                              NOTICE OF THE 1999
                        ANNUAL MEETING OF SHAREHOLDERS


      The annual meeting of shareholders of Pinnacle Global Group, Inc. will be held on Thursday, June 3, 1999, at 10:00 a.m., at The Houstonian Hotel, 111 Post Oak Lane, Houston, Texas 77024, to consider and take action on the following matters:

      1. Election of four directors to serve until the 2002 annual meeting of shareholders; and

      2.    Transaction of any other business properly raised at the meeting.

      YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

                                                Sincerely,


                                                Pamela S. Caloway
                                                SECRETARY

                           PINNACLE GLOBAL GROUP, INC.
                           5599 San Felipe, Suite 555
                             Houston, Texas 77056

                               PROXY STATEMENT

   ANNUAL MEETING INFORMATION

   This proxy statement contains information related to the annual meeting of shareholders of Pinnacle Global Group, Inc. to be held on Thursday, June 3, 1999, beginning at 10 a.m., at The Houstonian Hotel, 111 Post Oak Lane, Houston, Texas, 77024 and at any postponements or adjournments of the meeting. The proxy statement was prepared under the direction of our Board of Directors to solicit your proxy for use at the annual meeting. It is being mailed to shareholders on April 29, 1999.

WHO IS ENTITLED TO VOTE?

   Shareholders owning our common stock on April 15, 1999 are entitled to vote at the annual meeting or at any postponement or adjournment of the meeting. Each shareholder has one vote per share on all matters to be voted on. On April 15, 1999, there were 7,125,264 common shares outstanding.

WHAT AM I VOTING ON?

   You will be asked to elect nominees to serve on the Board of Directors and to vote on any other matters properly raised at the meeting. The Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matters requiring a vote of the shareholders arise, your signed proxy card gives authority to Robert E. Garrison II, our President and Chief Executive Officer, and Titus H. Harris, Jr., our Chairman of the Board, to vote on such matters at their discretion.

HOW DOES THE BOARD OF DIRECTORS
RECOMMEND I VOTE ON THE PROPOSALS?

   The Board of Directors recommends a vote FOR each of the nominees.

HOW DO I VOTE?

   Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy card, but do not mark your choices, your proxy holders, Mr. Garrison and Mr. Harris, will vote for the persons nominated for election as directors. You can revoke your proxy card at any time before it is exercised. To do so, you must either:

      o give written notice of revocation to our Corporate Secretary, Pinnacle Global Group, Inc., 5599 San Felipe, Suite 555, Houston, Texas 77056;

      o     submit another properly signed proxy card with a more recent date;
            or

      o     vote in person at the meeting.

WHAT IS A QUORUM?

   A "quorum" is the presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares. There must be a quorum for the meeting to be held. Abstentions are counted in determining the presence or absence of a quorum, but under Texas law are not considered a vote. Shares held by brokers in street name and for which the beneficial owners have withheld from brokers the discretion to vote are called "broker non-votes." They are not counted to determine if a quorum is present and under Texas law are not considered a vote. Broker non-votes will not affect the outcome of a vote on a particular matter.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

   The director nominees will be elected by a plurality of the votes cast at the meeting. All other matters to be considered at the meeting require the affirmative vote of a majority of the votes cast.

WHO WILL COUNT THE VOTE?

   A representative of Harris Trust and Savings Bank, our transfer agent, will tabulate the votes cast by proxy or in person at the meeting.

WHAT ARE THE DEADLINES FOR SHAREHOLDER
PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING?

   You may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange

Commission. We must receive proposals intended for inclusion in next year's proxy statement and proxy card no later than December 31, 1999. If we do not receive notice of any matter that a shareholder wishes to raise at the annual meeting in 2000 by April 3, 2000 and a matter is raised at that meeting, the proxy holders for next year's meeting will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to our Corporate Secretary.

HOW MUCH DID THIS PROXY SOLICITATION COST?

   We have not engaged anyone to solicit proxies for the Company. We will, however, reimburse banks, brokerage firms and other institutions, nominees, custodians and fiduciaries for their reasonable expenses for sending proxy materials to beneficial owners and obtaining their voting instructions. Certain directors, officers and regular employees of the Company and its subsidiaries may solicit proxies personally or by telephone or facsimile without additional compensation.

   STRUCTURE OF THE COMPANY

   The following table shows the ownership and structure of the Company following its combination earlier this year with three financial services companies and TEI, Inc. The combination transaction was completed in January 1999. For more information about the combination transaction, see the section below entitled "Changes in Control".

-----------------    ------------------    -----------------    ---------------
|               |    |                |    |               |    |             |
|    Former     |    |    Former      |    |    Former     |    |             |
|     TEI       |    |     HWG        |    |     PMT       |    |    Spires   |
| Shareholders  |    | Shareholders   |    | Shareholders  |    | Transferors |
|               |    |                |    |               |    |             |
-----------------    ------------------    -----------------    ---------------
       |                     |                    |                    |
       | 50.02%              | 16.66%             | 16.66%             | 16.66%
       |                     |                    |                    |
       -----------------------------------------------------------------
                                         |
                                         |
                          ------------------------------
                          |                            |
                          |        The Company         |
                          |                            |
                          ------------------------------
                                         |
                                         |
    -------------------------------------------------------------------
    |                  |                        |                     |
    |                  |                        |                     |
----------- ------------------------ --------------------- --------------------
|         | |                      | |Pinnacle Management| |                  |
|TEI, Inc.| |Harris Webb & Garrison| |  & Trust Company  | |Spires Financial, |
|("TEI")  | |       ("HWG")        | |     ("PMT")       | |L.P. ("Spires")(1)|
----------- ------------------------ ---------------------  -------------------
     |
     |
-------------------
|                 |
| Energy Recovery |
| Resources, Inc. |
|     ("ERRI")    |
-------------------

____________________
(1) Spires is an indirect wholly-owned subsidiary of the Company. All of the general and limited partnership interests of Spires are held by several corporate and partnership intermediaries that are also wholly owned subsidiaries of the Company but are not shown on this chart.

                         ITEM 1 -- ELECTION OF DIRECTORS

   NOMINEES

     Our Board of Directors is divided into three classes for election purposes. One class is elected at each annual meeting of shareholders to serve for a three-year term. Except for Donald R. Campbell, each of the incumbent directors was appointed to the board of directors in January 1999, in connection with the combination transaction.

   At this annual meeting, the terms of four directors are expiring. Those directors nominated for election at this annual meeting would hold office for a three-year term expiring in 2002. The other eight directors are not up for election this year and will continue in office for the remainder of their terms. If a nominee is unavailable for election, the proxy holders will vote for another nominee proposed by the Board or, as an alternative, the Board may reduce the number of directors to be elected at the meeting.

DIRECTORS NOMINATED THIS YEAR FOR TERMS EXPIRING IN 2002


JOHN H. STYLES
NEW DIRECTOR NOMINEE
AGE 63

   Mr. Styles has been the Chairman, President and CEO of HEALTHPLUS Corporation since 1995. He served in the same capacities for Mid-America Healthcare Group from 1984 until its sale in 1995 and for Outpatient Healthcare, Inc. from 1985 until its sale in 1992. He was a founding shareholder and director of Healthsouth, Inc. in 1984. Mr. Styles is also a private venture capitalist, focusing on the healthcare and other growth industries.


SEAN DOBSON
DIRECTOR SINCE JANUARY 1999
AGE 30

   Mr. Dobson has been a director of the Company since January 1999. Mr. Dobson founded Spires and has been a partner since its inception in January 1995. He currently serves as its Executive Vice President-Trading & New Business

     Development. Mr. Dobson has over twelve years experience in the mortgage securities market. Before joining Spires, he served as a registered representative for the Westcap Corporation from February 1994 to July 1994, a mortgage securities trader for the MMAR Group from November 1989 to January 1994 and a research director for Robert Thomas Securities from October 1987 to November 1989. He has NASD Series 7 and 63 licenses.


STEPHEN M. RECKLING
DIRECTOR SINCE JANUARY 1999
AGE 36

   Mr. Reckling became a director of the Company and Chairman and Chief Executive Officer of PMT in January 1999. He is one of the founders of PMT and since June 1994 has served in various executive capacities at PMT, including Executive Vice President and Chief Investment Officer and as a director. He has over 14 years of investment management experience.


RICHARD C. WEBB
DIRECTOR SINCE JANUARY 1999
AGE 65

     Mr. Webb has been a director of the Company since January 1999. Mr. Webb co-founded HWG and now serves as its President, as well as a director of HWG and PMT. From 1991 to 1994, he was Regional Partner of S.G. Cowen & Company, the correspondent broker of HWG. Before then, Mr. Webb served in various capacities with Lovett Mitchell Webb & Garrison (a division of the Kemper Securities Group, Inc.) which he co-founded in 1981. He is also a director of Kent Electronics, Inc., a public electronic distribution company. Mr. Webb has served on the boards of several Houston-based community organizations, including a science museum and education and hospital groups. He has over 38 years experience in the securities industry.

DIRECTORS UP FOR ELECTION IN 2000


TONY COELHO
DIRECTOR SINCE JANUARY 1999
AGE 56

   Mr. Coelho has been a director of the Company since January 1999 and a director of TEI since March 1990. Since September of 1997, Mr. Coelho has served as a consultant to Tele-Communications, Inc., a company that operates cable television and other telecommunications services. From October 1995 to September 1997, he was Chairman and CEO of ETC w/tci, Inc., an education and training technology subsidiary of Tele-Communications, Inc. From 1989 to June 1995, he was a Managing Director of Wertheim Schroder & Co., Incorporated, a New York investment banking firm. From 1990 to June 1995, he served as President and CEO of Wertheim Schroder Investment Services. Mr. Coelho currently serves as Chairman of the Board of International Thoroughbred Breeders, Inc., an owner and operator of diversified gaming properties in New Jersey and Nevada, and is a director of Service Corporation International, a public company which owns and operates funeral homes, cemeteries and related businesses.


W. BLAIR WALTRIP
DIRECTOR SINCE JANUARY 1999
AGE 44

   Mr. Waltrip has been a director of the Company since January 1999 and a director of TEI since July 1988. He has been employed in various capacities for Service Corporation International since 1977 and now serves as that company's Executive Vice President and as a director.


JAMES H. GREER
DIRECTOR SINCE JANUARY 1999
AGE 72

   Mr. Greer has served as a director of the Company since January 1999 and as a director of TEI since March 1990. He has been Chairman of Shelton W. Greer Co., Inc., a building specialty products company, for over 25 years. Mr. Greer is also a director of Service Corporation International and AmeriCredit Corporation, a consumer credit company.

T. CRAIG BENSON
DIRECTOR SINCE JANUARY 1999
AGE 37

   Mr. Benson has been a director of the Company since January 1999 and a director of TEI since March 1990. Mr. Benson has been employed in various capacities for Service Corporation International since 1987 and now serves as that company's Vice President of International Operations.

DIRECTORS UP FOR ELECTION IN 2001


TITUS H. HARRIS, JR.
DIRECTOR SINCE JANUARY 1999
AGE 67

     Mr. Harris has been Chairman of the Company since January 1999. Mr. Harris co-founded HWG in February 1994 and serves as HWG's Chairman, Chief Executive Officer and as a director of PMT. From September 1991 to February 1994, he served as a Registered Representative at S.G. Cowen & Company, HWG's correspondent broker. Before then, Mr. Harris served as Senior Vice President of Lovett Underwood Newhaus & Webb (a division of Kemper Securities Group, Inc.) from January 1983 to August 1991, and as Regional Sales Manager for the Houston-office of E.F. Hutton and Co., Inc. from January 1978 to December 1982. Mr. Harris has over 39 years experience in the securities industry.


ROBERT E. GARRISON II
DIRECTOR SINCE JANUARY 1999
AGE 57

     Mr. Garrison has been President, Chief Executive Officer and a director of the Company since January 1999. Mr. Garrison co-founded HWG and served as its Executive Vice President and head of investment banking prior to January 1999. He also served as Chairman, CEO and a director of PMT, which he co-founded in 1994. Mr. Garrison serves as Chairman and a director of Biocyte Theraputics, Inc., and as a director of HWG Capital, L.L.C., both of which are our affiliates. From 1990 to 1991, Mr. Garrison served as president and CEO of Medical Center Bank & Trust Company. Before then, he served as managing partner of Lovett Mitchell Webb & Garrison (a division of Kemper Securities Group, Inc.) from 1983 to 1989 and

Director of Research for Underwood Newhaus and Co. from 1971 to 1982. Mr. Garrison serves as a director of Intelect Communications, Inc., a public telecommunications equipment company, First Capital Bankers, Inc. and Somerset House Publishing. He also serves on the Board of Directors Finance Committee of the Memorial Hermann Hospital Systems and the Board of Directors of the Memorial Hermann Foundation. He has over 33 years experience in the securities industry and is a Chartered Financial Analyst.


PETER W. BADGER
DIRECTOR SINCE JANUARY 1999
AGE 52

   Mr. Badger serves as President of Spires and has been a director of the Company since January 1999. Mr. Badger founded and was a partner and President of Spires since its inception in January 1995. He is also a director of PMT. From April 1976 to July 1994, he served as a securities broker and executive vice president of Westcap Corporation. Mr. Badger has over 22 years experience in the institutional securities market. He has NASD Series 24, 7 and 63 licenses.


DONALD R. CAMPBELL
DIRECTOR SINCE SEPTEMBER 1998
AGE 58

   Mr. Campbell has been Vice Chairman of the Company since January 1999 and a director since September 1998. Mr. Campbell has been President and Chief Operating Officer of TEI, Inc. since December 1991, a director of TEI since September 1990, and its Chief Executive Officer since April 1994. Mr. Campbell was Executive Vice President of Finance and Chief Financial Officer of TEI from September 1990 to December 1991, and was Treasurer of TEI from October 1990 to December 1991.

DIRECTORS NOT NOMINATED FOR RE-ELECTION


T.G. BOGLE
DIRECTOR SINCE JANUARY 1999
AGE 68

   Mr. Bogle has been a director of the Company since January 1999 and a director of TEI since July 1988. Mr. Bogle served as TEI's President and Chief Operating Officer from July 1988 to December 1991. From 1977 to 1988, he was owner and President of Houston International, Inc., which provided technical services and supplies to the international petroleum industry.

   BOARD COMMITTEES AND MEETING
   ATTENDANCE

   The Board of Directors has three committees, the Executive, Audit and Compensation Committees. Committees report their actions to the full Board at its next regular meeting following a committee meeting. The following table shows the current membership of the three committees. A description of the current duties of each committee follows the table below.

                   COMMITTEE MEMBERSHIP AND MEETINGS HELD (1)
                   ------------------------------------------
   NAME                                       EXECUTIVE    AUDIT   COMPENSATION
   ----                                       ---------    -----   ------------
Mr. Garrison(2)                                   X
--------------------------------------------- ---------- --------- ------------
Mr. Harris(2)
--------------------------------------------- ---------- --------- ------------
Mr. Campbell                                      X
--------------------------------------------- ---------- --------- ------------
Mr. Reckling(2)
--------------------------------------------- ---------- --------- ------------
Mr. Badger(2)                                                X
--------------------------------------------- ---------- --------- ------------
Mr. Webb(2)
--------------------------------------------- ---------- --------- ------------
Mr. Dobson(2)
--------------------------------------------- ---------- --------- ------------
Mr. Coelho                                                   X
--------------------------------------------- ---------- --------- ------------
Mr. Waltrip                                                             X
--------------------------------------------- ---------- --------- ------------
Mr. Greer                                         X          X          X
--------------------------------------------- ---------- --------- ------------
Mr. Bogle
--------------------------------------------- ---------- --------- ------------
Mr. Benson                                                              X
--------------------------------------------- ---------- --------- ------------
No. of Meetings in 1998(3)                        0          1          0
--------------------------------------------- ---------- --------- ------------

 X  Member

(1) The table shows the current composition of the Board and its committees. The number of meetings held, however, reflects meetings of the committees of the former Board of Directors of TEI before the combination transaction. Messrs. Campbell, Coelho, Waltrip, Greer, Bogle and Benson were members of TEI's Board in 1998. Additional members of the TEI Board of Directors who were not appointed to the Company's Board of Directors in connection with the combination transaction include R. L. Waltrip and Samuel W. Rizzo.

(2) In 1998, none of Messrs. Garrison, Harris, Reckling, Badger, Webb, or Dobson were members of the Board of Directors of TEI.

(3) The TEI Board held six meetings in 1998. All previous directors of TEI attended at least 75% of the aggregate of all meetings of the Board of Directors and committees of the Board.

EXECUTIVE COMMITTEE

     o Has full power of the Board between meetings of the Board, with specified limitations relating to major corporate matters.

AUDIT COMMITTEE

     o Examines the activities of our independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

     o    Reviews our audit report and management letter before its release.

     o Receives reports from the internal auditors and reviews the scope of the internal audit program.

     o Reviews our accounting policies and the objectivity of its financial reporting.

COMPENSATION COMMITTEE

     o Reviews and recommends the compensation for executive officers and key employees.

     o Recommends the granting of stock options and other incentive awards, including the number of shares subject to and the exercise price of each stock option and the terms and conditions of other incentive awards granted under our incentive plans.

     o Reviews personnel compensation policies, benefit programs, and any major changes to such policies and programs, and administers them.

   COMPENSATION OF DIRECTORS

   The following table shows all components of director compensation for all TEI directors during 1998:

                             DIRECTORS' COMPENSATION(1)
--------------------------------------------------------------------------------
                                                                    STOCK
                        CASH COMPENSATION   CASH COMPENSATION    --------------
                          PER FULL BOARD      PER COMMITTEE      1991 INCENTIVE
                            MEETINGS             MEETING          PLAN (#) (2)
----------------------- ------------------ ------------------- -----------------
Employee Directors           $1,500                ---                ---
----------------------- ------------------ ------------------- -----------------
Non-Employee Directors       $1,500            $1,000/$750           1,000
----------------------- ------------------ ------------------- -----------------

(1) Currently, our non-employee directors receive $1,500 for each meeting of the Board of Directors attended and $1,000 for each Executive Committee meeting attended. Each non-employee director receives $750 for any other committee meeting attended. Our employee directors are not compensated for their service on the Board of Directors.

(2) Under the 1991 Incentive Plan, TEI granted to each non-employee director 1,000 shares of restricted common stock of TEI, Inc. on January 1, 1998. The restricted stock became fully vested one year from the date of the grant for each director who remained on the board at that date.


DIRECTORS' EQUITY COMPENSATION PLANS

     On January 1, 1998, TEI granted each non-employee director 1,000 shares of restricted common stock of TEI. This restricted stock became fully vested for non-employee directors who remained on TEI's Board of Directors on January 1, 1999. The Company is now formulating its equity compensation policy for current employee and non-employee directors going forward after the combination transaction.

    REPORT OF THE COMPENSATION COMMITTEE
    OF THE BOARD OF DIRECTORS

ROLE OF THE COMMITTEE

     Our Compensation Committee is comprised of outside directors whose role is to recommend to the Board of Directors the compensation to be paid to our directors, officers and key employees. In addition, the Committee is generally responsible for administering executive compensation plans, stock option plans, and other forms of direct or indirect compensation of officers and key employees.

EXECUTIVE COMPENSATION PROGRAM

     The Committee does not believe that the compensation policies applicable to TEI's executives before the combination are relevant for evaluating compensation on a going-forward basis. The Committee is in the process of formulating the types of compensation policies for our officers, directors and key employees after the combination transaction.

                                                                 T. CRAIG BENSON
                                                                  JAMES H. GREER
                                                                W. BLAIR WALTRIP

    CORPORATE PERFORMANCE

     The line graph shown below shows a five-year comparison of the cumulative total shareholder return on TEI common stock as compared to the cumulative total return of two other indexes: the S&P 500 Index and a selected group of peer companies. The graph covers the five years ended December 31, 1998. The average annualized returns reflected in the graph were 30.71% for TEI, 186.92% for the S&P 500 Index and 34.73% for the peer group.

    TEI is in the business of industrial wastewater and waste oil treatment and recycling. The performance graph reflects these operations only, which operations were discontinued by us effective December 31, 1998. Since the combination transaction, we have focused our business on financial services. Therefore, the performance graph may not be indicative of future shareholder returns.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                     BASE PERIOD
                       DEC 93      DEC 94     DEC 95   DEC 96   DEC 97   DEC 98
------------------- ------------- -------- --------- -------- -------- --------
THE COMPANY              100        36.73     29.58    32.65    26.02    28.57
S & P 500 INDEX          100       101.32    139.40   171.40   228.59   293.91
PEER GROUP(1)            100        57.04     40.76    28.29    29.28    18.28

(1) The peer group was composed of American Ecology Corp., American Waste Services, Clean Harbors, Inc., Matrix Service Company, Omega Environmental, Inc. and Serv-Tech, Inc. which are or were in businesses similar to TEI's discontinued operations.

    COMPENSATION OF EXECUTIVE OFFICERS

    The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of shareholders. All of TEI's executive officers who served during 1998 are listed in the following table:



       NAME         AGE                POSITION (APPOINTMENT DATE)
       ----         ---                ---------------------------
Donald R. Campbell  58   Director, President and Chief Operating Officer (Dec.
                         1991) and Chief Executive Officer (Apr. 1994)

Rick Berry          45   Executive Vice President and Chief Financial Officer
                         (Dec. 1991)

Richard J. Martin   40   President of ERRI (Jan. 1997)


SUMMARY OF EXECUTIVE COMPENSATION

   The following table provides information concerning compensation paid or accrued during the fiscal years ended December 31, 1998, 1997 and 1996 to the CEO and other highly-paid executive officers of TEI, the Company's predecessor issuer. During 1998, 1997 and 1996, no executive officers of TEI other than Messrs. Campbell, Berry and Martin received more than $100,000 in compensation.

                           SUMMARY COMPENSATION TABLE

                                    ANNUAL COMPENSATION
                                  -------------------------
                                                                        ALL
                                                                       OTHER
NAME AND PRINCIPAL                      SALARY          BONUS           COMP.
   POSITION                 YEAR          ($)            ($)             ($)
------------------          ----        -------     -------------     ---------
Donald R. Campbell,         1998        172,000         --            9,000 (2)
President, COO,             1997        172,000     50,000(4) (1)     6,000 (2)
  and CEO                   1996        172,000         --            7,500 (2)

Rick Berry,                 1998        112,308         --               --
Exec. VP/CFO                1997        125,000     20,000(5) (1)        --
                            1996        123,311     35,000(3) (1)        --

Richard J. Martin,          1998        138,308         --               --
President, ERRI             1997        131,885      5,000(4) (1)        --
                            1996         70,962     15,000(4) (1)        --
__________
(1) Received certain perquisites totaling not more than the lesser of $50,000 or 10% of salary and bonus.

(2) Director fees.

(3) Represents cash bonus approved by Compensation Committee and paid in 1996 with respect to 1995 earnings of the Company.

(4) Represents cash bonus approved by Compensation Committee and paid in 1997 with respect to 1996 earnings of the Company.

(5) Represents cash bonus approved by Compensation Committee and paid in 1998 with respect to 1997 earnings of the Company.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    No options or SAR's were granted in 1998.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR ENDED OPTION VALUES

     The following table provides certain information about option exercises by TEI's executive officers during the fiscal year ended December 31, 1998.

                           NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                UNDERLYING            IN-THE-MONEY OPTIONS AT
                          UNEXERCISED OPTIONS AT          FISCAL YEAR END
          NAME             FISCAL YEAR END (#)              ($) REALIZED
---------------------- ---------------------------- ----------------------------
                        EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                       -------------- ------------- ------------- --------------
Donald R. Campbell          15,000        35,000         --             --
Rick Berry                   9,000        21,000         --             --


EXECUTIVE EMPLOYMENT CONTRACTS

     During 1998, an employment contract was in effect between TEI and Mr. Berry. The contract with Mr. Berry, which expired on December 31, 1998, provided that if Mr. Berry's employment was terminated by TEI without cause, TEI was obligated to continue Mr. Berry's base salary through the term of the contract. If, on the other hand, Mr. Berry terminated his employment, TEI was obligated to continue to pay 50% of his base salary through the term of the contract. The contract also allowed TEI to elect to continue to pay Mr. Berry beyond the term of the contract in exchange for Mr. Berry's agreement not to compete with TEI. On April 30, 1998, Mr. Berry terminated his employment with TEI, but agreed to serve as a consultant until the end of 1998 for a fee equal to 50% of his salary at that time.

   We currently have no employment contracts in effect with any of our directors, officers or employees.

    SECURITIES OWNERSHIP OF MANAGEMENT
    AND CERTAIN BENEFICIAL OWNERS

    The following table shows the number of shares of the Company's common stock beneficially owned by each director and executive officer of the Company, and by all of directors and executive officers as a group. The table shows ownership as of April 15, 1999.

    Directors and executive officers as a group own approximately 26.1% of the Company's outstanding common stock. For purposes of reporting total beneficial ownership, shares of common stock which may be acquired through stock option exercises that have vested or will vest within 60 days following the record date are included.

    The Company knows of no person or group of affiliated persons who own 5% or more of the Company's common stock. The information in this section is based on information required to be reported and filed with the Securities and Exchange Commission under Section 16 of the Exchange Act.

                                                NUMBER OF
                                              COMMON SHARES
                                              BENEFICIALLY       PERCENT
      NAME                                        OWNED         OF CLASS
      ----                                        -----         --------
Peter W.  Badger (4)                             332,905           4.7
W.  Blair Waltrip (1)(2)(3)                      325,235           4.6
Robert E.  Garrison, II                          305,263           4.3
Sean Dobson (5)                                  256,302           3.6
Titus H.  Harris, Jr.                            164,834           2.3
Stephen M. Reckling                              133,262           1.9
Richard W. Webb                                  128,276           1.8
John H. Styles (9)                               120,059           1.4
T.G. Bogle (6)                                    75,543           1.1
T. Craig Benson (6)                               47,347            *
Donald R. Campbell (7)                            34,165            *
James H. Greer (8)                                24,250            *
Tony Coelho (6)                                   13,417            *
All directors and executive
 officers as a group (12 persons)              1,840,799          26.1

________________
 *  Less than 1% of outstanding shares.

(1) Includes 7,500 shares issuable on exercise of stock options and 261,735 shares owned by the William Blair Waltrip Trust, of which Mr. Waltrip is the trustee and beneficiary.

(2) Includes 26,250 shares owned by the Robert L. Waltrip 1992 Trust #1, of which Robert L. Waltrip, Jr., W. Blair Waltrip, and Holly Waltrip Benson are Co-Trustees.

(3) Includes 28,000 shares owned by the Waltrip 1987 Grandchildren's Trust for the benefit of the grandchildren of R. L. Waltrip, of which Robert L. Waltrip, Jr. and W. Blair Waltrip are co-trustees, as to which both Robert
    L. Waltrip, Jr. and W. Blair Waltrip disclaim beneficial ownership.

(4) Includes 253,333 shares held by Spires Financial P.B., Inc., an entity 100% owned by Mr. Badger.

(5) Includes 253,333 shares held by Spires Financial S.D., Inc. an entity 100% owned by Mr. Dobson.

(6) Includes 7,500 shares issuable on exercise of stock options.

(7) Includes 15,000 shares issuable on exercise of stock options.

(8) Includes 7,500 shares issuable on exercise of stock options and 15,000 shares owned by Mr. Greer's wife.

(9) Mr. Styles is a new directors nominee. His shares include 19,198 shares owned by his wife, but none of his shares are counted in determining the number of shares beneficially owned by all directors and officers as a group.

SECTION 16(a) -- BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

   Based on our records, we believe that during 1998 TEI's directors and officers complied with all SEC filing requirements applicable to them.


    CHANGES IN CONTROL

   On January 29, 1999, the Company completed a business combination with TEI, PMT, HWG and Spires, with the Company emerging as the new public holding company and successor issuer to TEI, which is now our wholly owned subsidiary. In that combination transaction, just over 50% of our currently outstanding shares were issued to TEI's former shareholders in exchange for their TEI shares and slightly less than 50%, were issued to former owners of the other three financial services companies in exchange for their shares in their companies.

   As part of the combination transactions, six former directors of TEI were appointed to our Board of Directors, along with six persons designated by the financial services companies.

   The executive officers of the financial services companies became our executive officers, together with TEI's President and Chief Executive Officer and Chief Operating Officer, who will continue as our Vice
Chairman.


   CERTAIN RELATIONSHIPS AND
   RELATED TRANSACTIONS

   Under the combination agreement, TEI lent $162,500 to Mr. Garrison and $237,500 to Mr. Reckling. All proceeds of these loans were used to exercise options to purchase 6,500 shares, in the case of Mr. Garrison, and 9,500 shares, in the case of Mr. Reckling, of PMT common stock. The loans bear interest at a variable rate which, based on figures available for December 1998, was 5.25%. The loans are secured by pledges of all the shares of the Company's common stock issued to the borrowers in the combination transaction in exchange for the shares of PMT common stock acquired on exercise of their options. The terms of these loans did not result from arm's length negotiation. While the interest rate on these loans may be considered below-market, the other provisions of the loans are on commercially reasonable terms.

     Mr. Garrison owns 1,332,670 shares of Biocyte Theraputics, Inc., one of our indirect subsidiaries, or 13.6% of the outstanding shares on a fully diluted basis.

     We indirectly own 2,000,000 shares in Biocyte, or 20.4% on a fully diluted basis.

     Mr. Martin, the president of Energy Recovery Resources, Inc., a wholly owned subsidiary of TEI, is the Chairman and majority stockholder of Culp Petroleum Co. Inc., which provides fuels and lubricants to ERRI. During 1997, Culp supplied fuel and lubricants to ERRI costing about $158,000. In 1998, Culp sold TEI fuels and lubricants costing an estimated $185,000. TEI believes this arrangement was on terms no less favorable to TEI than those that would have resulted from arm's length negotiations.

     Since these transactions, the Company has adopted a policy under which any transactions with directors, officers, or principal shareholders will be on terms the Company believes to be no less favorable than those obtainable from independent third parties.


    INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP was TEI's independent auditor during the previous fiscal year. A representative of PricewaterhouseCoopers LLP is expected to be at the annual meeting. The representative will have the opportunity to make a statement at the meeting if he or she wishes, and will be available to respond to appropriate questions. We have selected PricewaterhouseCoopers LLP as our independent auditor for the current fiscal year.


    OTHER MATTERS

     The Board of Directors is not aware of any other matter to be presented for action at the meeting. If another matter requiring a vote of the shareholders arises, the proxy holders will vote in their best judgment.

                    PINNACLE GLOBAL GROUP, INC.
        THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
                  ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON JUNE 3, 1999

                      The undersigned shareholder of Pinnacle Global Group,
                  Inc. (the "Company") hereby appoints Robert E. Garrison II
    PROXY         and Titus H. Harris, Jr., or either of them, the true and
     FOR          lawful attorneys, agents and proxies of the undersigned,
   ANNUAL         each with full power of substitution, to vote on behalf of
   MEETING        the undersigned at the Annual Meeting of Shareholders of the
     OF           Company to be held at The Houstonian Hotel, located at 111
SHAREHOLDERS      Post Oak Lane, Houston, Texas 77024, on Thursday, June 3,
JUNE 3, 1999      1999, at 10:00 a.m., Houston Time, and at any adjournments of said meeting, all of the shares of the Company's common stock in the name of the undersigned or which the undersigned may be entitled to vote.


1. THE ELECTION OF DIRECTORS

      [ ] FOR the election of John H. Styles, Sean Dobson, Stephen M. Reckling and Richard C. Webb as directors.

      [ ]  WITHHOLD AUTHORITY to vote on ALL nominees for director listed above.

      [ ] WITHHOLD AUTHORITY to vote ONLY for the nominee or nominees, written on the line provided below:

           _____________________________________________________________________

2. In their discretion, upon such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.


           (THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE.)

    PROXY            This Proxy, when properly executed, will be voted in the
     FOR         manner directed herein by the undersigned shareholder. If no
   ANNUAL        direction is made, this Proxy will be voted FOR the election
   MEETING       of the nominees above and in accordance with the discretion
     OF          of the persons designated above with respect to any other
SHAREHOLDERS     business properly before the meeting.
JUNE 3, 1999

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished herewith.

Dated ____________________, 1999

                                        ________________________________________
                                                Shareholder's Signature

                                        ________________________________________
                                               Signature if held jointly

                                        Signature should agree with name printed hereon. If Stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.


           PLEASE MARK, SIGN, DATE AND RETURN IN THE ENVELOPE ENCLOSED